30453961.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: TRICIDA, INC.,1 Debtor. Chapter 11 Case No. 23-10024 (JTD) Ref. Docket No. 515 NOTICE OF (I) CONFIRMATION AND EFFECTIVE DATE OF THE FIFTH AMENDED CHAPTER 11 PLAN OF LIQUIDATION FOR TRICIDA, INC. (II) FILING REQUESTS FOR NOTICE OF PLEADINGS FOLLOWING THE EFFECTIVE DATE; AND (III) DEADLINE UNDER THE PLAN AND CONFIRMATION ORDER TO FILE ADMINISTRATIVE CLAIMS, PROFESSIONAL FEE CLAIMS, AND REJECTION DAMAGES CLAIMS PLEASE TAKE NOTICE OF THE FOLLOWING: 1. Entry of Confirmation Order. On May 23, 2023, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order [Docket No. 515] (the “Confirmation Order”) confirming the Fifth Amended Chapter 11 Plan of Liquidation for Tricida, Inc., attached as Exhibit A to the Confirmation Order (together with all exhibits thereto, and as may be amended, modified or supplemented, the “Plan”)2 in the chapter 11 cases (the “Chapter 11 Cases”) of the above-captioned debtor and debtor in possession (the “Debtor”). 2. Effective Date of the Plan. The Effective Date of the Plan is June 12, 2023. 3. Administrative Claims Bar Date. As provided for in the Plan and in the Confirmation Order, all requests for payment of Administrative Claims, including any documentation supporting such Administrative Claims, must be filed with the Bankruptcy Court and served no later than 4:00 p.m. prevailing Eastern Time on July 12, 2023 on counsel to the Liquidating Trustee, c/o Sullivan Hazeltine Allinson, LLC, 919 North Market Street, Suite 420, Wilmington, DE 19801, Attn: William A. Hazeltine (whazeltine@sha-llc.com) and William D. Sullivan (bsullivan@sha-llc.com). 4. Deadline to File Professional Fee Claims. As provided for in Article II.B of the Plan and in the Confirmation Order, all final applications for payment of the Professional Fee Claims must be filed with the Bankruptcy Court and served on counsel to the Liquidating Trustee, no later than 4:00 p.m. prevailing Eastern Time on July 27, 2023, unless otherwise ordered by the Bankruptcy Court or such later date as agreed to by the Liquidating Trustee and the Debtor, as applicable. 1 The Debtor in this chapter 11 case, together with the last four digits of the Debtor’s federal tax identification number, is Tricida, Inc. (2526). The Debtor’s service address is 2108 N Street, Suite 4935, Sacramento, CA 95816. 2 Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meanings ascribed to them in the Plan. Case 23-10024-JTD Doc 550 Filed 06/12/23 Page 1 of 3

2 5. Deadline to File Rejection Damages Claims. As provided for in Article V.B of the Plan, unless otherwise provided by a Bankruptcy Court order, any Proofs of Claim asserting Rejection Claims pursuant to the Plan must be Filed with the Bankruptcy Court and served on counsel to the Liquidating Trustee, no later than 4:00 p.m. prevailing Eastern Time on July 12, 2023. Claims arising from the rejection of Executory Contracts or Unexpired Leases under the Plan and Confirmation Order shall be classified as General Unsecured Claims and shall, if Allowed, be treated in accordance with Article III.B.5 of the Plan. Any Rejection Claims that are not timely Filed pursuant to Article V.B of the Plan shall be forever disallowed and barred. 6. Notice Following Effective Date. Any party who wishes to receive notice of pleadings filed in the Chapter 11 Cases following the occurrence of the Effective Date must request such notice under Bankruptcy Rule 2002. Unless service is required by the Bankruptcy Rules or the Local Rules, parties who previously requested notice pursuant to Bankruptcy Rule 2002 will not continue to receive notice unless a renewed request for notice under Bankruptcy Rule 2002 is made. 7. Inquiries by Interested Parties. Copies of the Confirmation Order (to which the Plan is attached as Exhibit A) may be examined free of charge at http://www.kccllc.net/Tricida. The Confirmation Order is also on file with the Bankruptcy Court and may be viewed by accessing the Bankruptcy Court’s website at www.deb.uscourts.gov. To access documents on the Bankruptcy Court’s website, you will need a PACER password and login, which can be obtained at www.pacer.psc.uscourts.gov. [Remainder of page intentionally left blank] Case 23-10024-JTD Doc 550 Filed 06/12/23 Page 2 of 3

3 Dated: June 12, 2023 Wilmington, Delaware /s/ Carol E. Cox YOUNG CONAWAY STARGATT & TAYLOR, LLP SIDLEY AUSTIN LLP Samuel A. Newman (admitted pro hac vice) Sean M. Beach (No. 4070) Allison S. Mielke (No. 5934) Andrew A. Mark (No. 6861) Carol E. Cox (No. 6936) 555 West Fifth Street Los Angeles, California 90013 Telephone: (213) 896-6000 Facsimile: (213) 896-6600 Email: sam.newman@sidley.com Rodney Square 1000 North King Street Charles M. Persons (admitted pro hac vice) Wilmington, Delaware 19801 Jeri Leigh Miller (admitted pro hac vice) Telephone: (302) 571-6600 Chelsea McManus (admitted pro hac vice) Facsimile: (302) 571-1253 2021 McKinney Avenue, Suite 2000 Emails: sbeach@ycst.com Dallas, Texas 75201 amielke@ycst.com Telephone: (214) 981-3300 amark@ycst.com Facsimile: (213) 981-3400 ccox@ycst.com Email: cpersons@sidley.com jeri.miller@sidley.com cmcmanus@sidley.com Michael Sabino (admitted pro hac vice) 787 7th Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: msabino@sidley.com Counsel to the Debtor, Tricida, Inc. Case 23-10024-JTD Doc 550 Filed 06/12/23 Page 3 of 3